UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-08025
                                  ---------------------------------
        Global Income Fund, Inc.
     --------------------------------------------------------------
        (Exact name of registrant as specified in charter)

        11 Hanover Square, New York, NY                10005
     --------------------------------------------------------------
        (Address of principal executive offices)     (Zipcode)

        Thomas B. Winmill, President
        11 Hanover Square
        New York, NY 10005
     --------------------------------------------------------------
        (Name and address of agent for service)

Registrant's telephone number, including area code:  1-212-344-6310
                                                   ----------------

Date of fiscal year end:  12/31
                        ------------------
Date of reporting period:  1/1/05 - 6/30/05
                         ---------------------------

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form
N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Shareholders.

--------------------------------------------------------------------------------
[LOGO] GLOBAL INCOME FUND
--------------------------------------------------------------------------------

SEMI-ANNUAL REPORT
June 30, 2005

                                                                  American Stock
                                                                Exchange Symbol:

                                                                             GIF

11 Hanover Square
New York, NY 10005

1-800-278-4353

www.globalincomefund.net

                                     [CHART]

                                    Pie chart

                               COUNTRY ALLOCATION*

Netherlands            17.48%
Germany                11.57%
United Kingdom         11.02%
United States          10.38%
Supranational/Other     7.85%
France                  7.73%
Australia               6.80%
Austria                 4.06%
Canada                  4.03%
Denmark                 3.99%
Sweden                  3.91%
Japan                   3.75%
Italy                   1.98%
Cyprus                  1.96%
Hungary                 1.90%
Korea                   1.59%
                      ------
                      100.00%

                               PORTFOLIO ANALYSIS*

------------------------------
   Currency Diversification
------------------------------
U.S. Dollar 23%
------------------------------
Euro                       60%
------------------------------
British Pound              14%
------------------------------
Australian Dollar           2%
------------------------------
                           99%
------------------------------

--------------
    Ratings
--------------
AAA        40%
--------------
AA         15%
--------------
A          41%
--------------
BBB         2%
--------------
*BBB        0%
--------------
NR          2%
--------------
          100%
--------------

* Country allocation is shown as an approximate percentage of all investments. Portfolio analysis uses approximate percentages of total net assets, and may not add up to 100%, due to leverage or other assets, rounding, and other factors. Ratings are not a guarantee of credit quality and may change. NR means "not rated."

--------------------------------------------------------------------------------
                                                         American Stock
GLOBAL INCOME FUND                                       Exchange Symbol:   GIF
--------------------------------------------------------------------------------
11 Hanover Square, New York, NY 10005
www.globalincomefund.net

                                                                   July 20, 2005

Fellow Shareholders:

     It is a pleasure to welcome our new shareholders who have made their initial investment in shares of the Fund since our last Report. The primary objective of Global Income Fund, Inc. is to provide for its shareholders a high level of income, with capital appreciation as a secondary objective. The Fund pursues its investment objectives by normally investing at least 65% in a global portfolio of investment grade fixed income securities, and may allocate up to 35% of its assets in below investment grade debt that is considered attractive. On June 30, 2005, the Fund was 96% invested in investment grade or deemed investment grade fixed income securities, and 4% in investment grade preferred stocks. As shown in the accompanying table to the left, at June 30 investments originated from 15 countries, plus supranationals, with approximately 61% from the Eurozone. The Fund has paid dividends every year since its founding in 1983, and paid two quarterly dividends in the first half of 2005. Quarterly dividend distributions for the balance of the year are scheduled to be paid September 30 and December 30 to shareholders of record September 16 and December 15, respectively.

                         6% Dividend Distribution Policy

     The Fund has a managed quarterly distribution policy, which is intended to provide shareholders with a relatively stable cash flow and reduce or eliminate the Fund's market price discount to its net asset value per share. Under the current policy, distributions of approximately 6% of the Fund's net asset value per share on an annual basis are intended to be paid primarily from ordinary income and any net capital gains, with the balance representing return of capital. This policy is subject to regular review at the Board of Directors' quarterly meetings and the amount of the distribution may vary depending on the Fund's net asset value per share at the time of declaration. Although the dollar amount of the distributions cannot be predicted, we continue to believe shares of the Fund are a sound long term value for investors seeking a high level of income, with capital appreciation as a secondary objective.

                                  Market Report

     On June 30, the Federal Open Market Committee (FOMC) raised its key overnight Federal funds target rate for the ninth time in a year by a quarter of a percentage point, as expected, to 3.25%. In addition, the FOMC restated that it still expects to raise rates at a "measured" pace, thus leaving unchanged the language they have previously used in prior quarter point increases. Although the FOMC continues to embrace the view that inflationary pressures remain elevated, most economic statistics reported indicate that the inflation rate remains contained. The trend of the 10 year Treasury bond benchmark to 4%, even in the face of record oil prices, will continue to present a hurdle for the FOMC. For periods ended June 30, 2005, the 10 year Treasury bond has averaged 4.22% over the last six months, 4.15% over the last three months and, most surprisingly, 3.99% over the past month. Keeping in mind that bond markets move on expectation as much as reality, we look for the economy to remain in good shape, with the inflation outlook remaining benign. We think the FOMC might push the Federal funds rate higher by its November meeting, but then we would not be surprised to see the economy slow for a few quarters, with the anticipation of a FOMC easing keeping the 10 year Treasuries at approximately 4.25%.

     We believe that shares of the Fund are attractive, and look forward to serving your investment needs in the months and years ahead.

                                   Sincerely,


                 /s/ Thomas B. Winmill   /s/ Marion E. Morris
                 ---------------------   ---------------------
                 Thomas B. Winmill       Marion E. Morris
                 President               Senior Vice President
                                         Portfolio Manager

          Schedule of Portfolio Investments - June 30, 2005 (Unaudited)

      Par Value                                                                                         Market Value
--------------------                                                                                    ------------
                       DEBT SECURITIES (95.53%)
                       Australia (6.80%)
         A$1,000,000   BHP Finance Ltd., 6.25% Notes, due 8/15/08 ...................................     $  772,829
          $1,000,000   National Australia Bank, 8.60% Subordinated Notes, due 5/19/10 ...............      1,184,616
            $300,000   Principal Financial Group, 144A, 8.20% Senior Notes, due 8/15/09* ............        340,530
                                                                                                          ----------
                                                                                                           2,297,975
                                                                                                          ----------
                       Austria (4.06%)
     (euro)1,000,000   Republic of Austria, 5.25% Euro Medium Term Notes, due 1/04/11 ...............      1,372,144
                                                                                                          ----------
                       Canada (4.03%)
     (euro)1,000,000   Province of Quebec, 5.50% Euro Medium Term Notes, due 2/05/10 ................      1,360,970
                                                                                                          ----------
                       Cyprus (1.96%)
       (euro)500,000   Republic of Cyprus, 4.375% Euro Medium Term Notes, due 7/15/14 ..............         663,057
                                                                                                          ----------
                       Denmark (3.99%)
      (pound)700,000   Deutsche Ausgleichsbank, 5.75% Euro Medium Term Notes, due 12/07/11 ..........      1,347,601
                                                                                                          ----------
                       France (7.73%)
     (euro)1,000,000   Elf Aquitaine, 4.50% Senior Unsubordinated Notes, due 3/23/09 ................      1,296,793
     (euro)1,000,000   Societe Nationale des Chemins de Fer Francais, 4.625% Euro Medium Term
                       Notes, due 10/25/09 ..........................................................      1,312,808
                                                                                                          ----------
                                                                                                           2,609,601
                                                                                                          ----------
                       Germany (11.57%)
    (pound)1,000,000   Dresdner Bank Aktiengesellschaft, 7.75% Subordinated Bonds, due 12/07/07 .....        957,767
     (euro)1,000,000   Kreditanstalt fuer Wiederaufbau, 5.25% Euro Global Bonds, due 1/04/10 ........      1,352,878
       (euro)500,000   Phillips Electronics NV, 6.125% Senior Unsubordinated Notes, due 5/16/11 .....        702,180
      (pound)500,000   RWE Finance B.V., 4.625% Notes, due 8/17/10 ..................................        895,822
                                                                                                          ----------
                                                                                                           3,908,647
                                                                                                          ----------
                       Hungary (1.90%)
       (euro)500,000   Republic of Hungary, 4% Bonds, due 9/27/10 ...................................        641,373
                                                                                                          ----------
                       Italy (1.98%)
       (euro)500,000   Enel-Societa Per Azioni, 4.75% Euro Medium Term Notes, due 6/12/18 ...........        668,469
                                                                                                          ----------
                       Japan (3.75%)
     (euro)1,000,000   Toyota Motor Credit Corp., 4.125% Euro Medium Term Notes, due 1/15/08 ........      1,266,295
                                                                                                          ----------
                       Korea (1.59%)
            $500,000   Korea Development Bank, 5.75% Notes, due 9/10/13 .............................        536,180
                                                                                                          ----------
                       Netherlands (17.48%)
       (euro)500,000   ABN Amro Bank NV, 4.75% Euro Medium Term Notes, due 1/04/14 ..................        676,616
     (euro)1,000,000   Aegon N.V., 4.625% Euro Medium Term Notes, due 4/16/08 .......................      1,282,596
       (euro)500,000   Essent N.V., 4.50% Euro Medium Term Notes, due 6/25/13 .......................        651,018
       (euro)500,000   Heineken N.V., 4.375% Bonds, due 2/04/10 .....................................        636,941
     (euro)1,000,000   ING Bank N.V., 5.50% Euro Medium Term Notes, due 1/04/12 .....................      1,378,558
     (euro)1,000,000   Nederlandse Waterschapsbank, 4% Notes, due 2/11/09 ...........................      1,279,328
                                                                                                          ----------
                                                                                                           5,905,057
                                                                                                          ----------

                 See accompanying notes to financial statements.

GLOBAL INCOME FUND, INC.               2

          Schedule of Portfolio Investments - June 30, 2005 (Unaudited)

      Par Value                                                                                         Market Value
--------------------                                                                                    ------------
                       Sweden (3.91%)
     (euro)1,000,000   Kingdom of Sweden, 5% Eurobonds, due 1/28/09 .................................    $ 1,322,075
                                                                                                         -----------
                       United Kingdom (11.02%)
          $1,000,000   National Westminster Bank, 7.375% Subordinated Notes, due 10/01/09 ...........      1,123,580
     (euro)1,000,000   Tesco PLC, 4.75% Euro Medium Term Notes, due 4/13/10 .........................      1,316,759
     (euro)1,000,000   Vodafone Group Plc, 4.625% Euro Medium Term Notes, due 1/31/08 ...............      1,279,943
                                                                                                         -----------
                                                                                                           3,720,282
                                                                                                         -----------
                       United States (5.91%)
            $500,000   CIT RV Trust 1998-A B 6.29% Subordinated Bonds, due 1/15/17 ..................        516,951
          $1,500,000   Federal Home Loan Bank, 2.625% Notes, due 10/16/06 ...........................      1,478,340
                                                                                                         -----------
                                                                                                           1,995,291
                                                                                                         -----------
                       Supranational/Other (7.85%)
      (pound)738,000   European Investment Bank, 5.50% Euro-Fungible Notes, due 12/07/11 ............      1,407,330
          $1,200,000   The International Bank for Reconstruction & Development,
                       5.05% Notes, due 5/29/08 .....................................................      1,242,960
                                                                                                         -----------
                                                                                                           2,650,290
                                                                                                         -----------
                          Total Debt Securities (cost: $31,956,103) .................................     32,265,307
                                                                                                         -----------

       Shares          PREFERRED STOCKS (4.47%)
--------------------   United States (4.47%)

               4,000   BAC Capital Trust II, 7.00% ..................................................        104,200
               3,000   BAC Capital Trust III, 7.00% .................................................         78,660
               4,000   Corporate-Backed Trust Certificates, 6.00% (Goldman Sachs) ...................         98,000
              25,000   Corporate-Backed Trust Certificates, 8.20% (Motorola) ........................        665,500
              10,000   Disney (Walt) Company, 7.00% .................................................        261,900
               5,000   SATURNS-Bellsouth SM, 5.87% ..................................................        120,750
               6,900   Wells Fargo Capital Trust V, 7.00% ...........................................        179,883
                                                                                                         -----------
                          Total Preferred Stocks (cost: $1,447,500) .................................      1,508,893
                                                                                                         -----------
                             Total Investments (cost: $33,403,603)(100%) ............................    $33,774,200
                                                                                                         ===========

Note: Par value stated in currency indicated; market value stated in U.S.
dollars.

* 144A securities may be sold to institutional investors only. The total market value of these securities at June 30, 2005, is $340,530, which represents approximately 1.0% of total investments.

                 See accompanying notes to financial statements.

                                       3                GLOBAL INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005 (Unaudited)

ASSETS:
   Investments at market value (cost: $33,403,603) (note 1) ....   $33,774,200
   Interest receivable .........................................       595,259
   Other assets ................................................        14,078
                                                                   -----------
      Total assets .............................................    34,383,537
                                                                   -----------
LIABILITIES:
   Note payable ................................................       444,511
   Accrued expenses ............................................        42,661
   Management fees payable (note 3) ............................        19,533
   Administrative services payable (note 3) ....................         6,724
                                                                   -----------
      Total liabilities ........................................       513,429
                                                                   -----------
NET ASSETS: (applicable to 7,380,979 shares outstanding:
   20,000,000 shares of $.01 par value authorized) .............   $33,870,108
                                                                   ===========

NET ASSET VALUE PER SHARE
   ($33,870,108 / 7,380,979 shares outstanding)                    $      4.59
                                                                   ===========

At June 30, 2005, net assets consisted of:
   Paid-in capital .............................................   $40,137,861
   Accumulated net realized loss on investments and
      foreign currencies .......................................    (6,610,761)
   Net unrealized appreciation on investments and foreign
      currencies ...............................................       343,008
                                                                   -----------
                                                                   $33,870,108
                                                                   ===========

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
   Interest ....................................................   $   627,387
   Dividends ...................................................        59,647
                                                                   -----------
      Total investment income ..................................       687,034
                                                                   -----------
EXPENSES:
   Investment management (note 3) ..............................       132,702
   Administrative services (note 3) ............................        45,587
   Bookkeeping and pricing .....................................        17,530
   Auditing ....................................................        11,403
   Custodian ...................................................         9,050
   Printing and postage ........................................         8,590
   Directors ...................................................         7,815
   Exchange listing ............................................         6,625
   Insurance ...................................................         5,792
   Transfer agent ..............................................         4,160
   Other .......................................................           137
                                                                   -----------
      Total operating expenses .................................       249,391
      Loan interest and fees (note 5) ..........................           266
                                                                   -----------
      Total expenses ...........................................       249,657
                                                                   -----------
         Net investment income .................................       437,377
                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
   FOREIGN CURRENCIES:
   Net realized gain on investments and foreign currencies
      (note 4) .................................................       330,108
   Unrealized depreciation on investments and foreign
      currencies ...............................................    (2,549,948)
                                                                   -----------
      Net realized and unrealized loss on investments and
         foreign currencies ....................................    (2,219,840)
                                                                   -----------
      Net change in net assets resulting from operations .......   $(1,782,463)
                                                                   ===========

                See accompanying notes to financial statements.

GLOBAL INCOME FUND, INC.               4

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended June 30, 2005 (Unaudited) and the Year Ended December 31, 2004

                                                                                      Six Months
                                                                                        Ended       Year Ended
                                                                                    June 30, 2005   December 31,
                                                                                     (Unaudited)       2004
                                                                                    -------------   ------------
OPERATIONS:
Net investment income ...........................................................    $   437,377    $   792,013
Net realized gain on investments and foreign currencies .........................        330,108        815,671
Unrealized (depreciation) appreciation on investments and foreign currencies ....     (2,549,948)     1,355,264
                                                                                     -----------    -----------
   Net change in net assets resulting from operations ...........................     (1,782,463)     2,962,948

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders ($0.14 and $0.25 per share, respectively) .........     (1,032,967)    (1,607,586)
Tax return of capital to shareholders ($0 and $0.09 per share, respectively) ....             --       (573,375)

CAPITAL SHARE TRANSACTIONS:
Net proceeds received from rights offering (1,745,315 shares issued) (note 8) ...             --      6,875,737
Reinvestment of distributions to shareholders (3,439 and 66,829 shares,
   respectively) (note 6) .......................................................         15,019        300,947
                                                                                     -----------    -----------
      Total change in net assets ................................................     (2,800,411)     7,958,671

NET ASSETS:
Beginning of period .............................................................     36,670,519     28,711,848
                                                                                     -----------    -----------
End of period ...................................................................    $33,870,108    $36,670,519
                                                                                     ===========    ===========

                See accompanying notes to financial statements.

                                      5                 GLOBAL INCOME FUND, INC.

                    Notes to Financial Statements (Unaudited)

(1) Global Income Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, is a non-diversified, closed-end management investment company, whose shares are listed on the American Stock Exchange. The Fund's primary and fundamental objective is to provide a high level of income. The Fund's secondary, non-fundamental, investment objective is capital appreciation. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. The Fund is subject to the risk of price fluctuations of the securities held in its portfolio which is generally a function of the underlying credit ratings of an issuer, currency denomination, duration, and yield of its securities, and general economic and interest rate conditions. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. If market quotations are not available or deemed reliable, then such securities are valued as determined in good faith under the direction of or pursuant to procedures established by the Fund's Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 2004, the Fund had an unused capital loss carryforward of approximately $6,940,900 of which $2,481,600 expires in 2007, $1,708,500 in 2008, $1,381,600 in 2009, and
$1,369,200 in 2011. No capital gain will be distributed until the capital loss carryforwards have been exhausted. Based on Federal income tax cost of $33,403,603, gross unrealized appreciation and gross unrealized depreciation were $775,599 and $405,002, respectively, at June 30, 2005. Distributions paid to shareholders during the year ended December 31, 2004 differ from net investment income and net gains (losses) from security, foreign currency, and futures transactions as a result of capital distributions due to the managed distribution policy of the Fund. These distributions are shown under "Distributions to Shareholders" in the Statements of Changes in Net Assets.

(3) The Fund retains CEF Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. This fee is calculated by determining the average of net assets on each Friday of a month and applying the applicable rate to such average for the number of days in the month. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $45,587 for providing at cost certain administrative services comprised of compliance services of $23,330 and accounting services of $22,257 during the six months ended June 30, 2005.

GLOBAL INCOME FUND, INC.               6

                    Notes to Financial Statements (Unaudited)

(4) The Fund has an arrangement with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the Fund's expenses. Purchases and sales of securities other than short term notes aggregated $3,000,000 and $4,123,088, respectively, for the six months ended June 30, 2005. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts. The Fund had no forward currency contracts outstanding at June 30, 2005. Realized gains and losses arising from exchange differences are included in net realized gain on investments and foreign currencies in the Statement of Operations.

(5) The Fund may borrow through a committed bank line of credit. At June 30, 2005, there was $444,511 outstanding and the interest rate was at the borrower's option of (i) overnight federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360-day year. For the six months ended June 30, 2005, the weighted average interest rate was 3.48% based on the balances outstanding during the period and the weighted average amount outstanding was $13,673.

(6) The tax character of distributions paid to shareholders for the six months ended June 30, 2005 and for the year ended December 31, 2004 was as follows:

                              June 30, December 31,
                              2005          2004
                           ----------   ------------
Distributions paid from:
   Ordinary income         $1,032,967*   $1,607,586
   Return of capital               --       573,375
                           ----------    ----------
                           $1,032,967    $2,180,961
                           ==========    ==========

* A reclassification between ordinary income and return of capital is likely to occur for the Fund's fiscal year ended December 31, 2005, although the exact amount is not estimable at June 30, 2005.

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation on investments and foreign currencies   $ 2,892,956
Capital loss carryforwards                                       (6,940,869)
                                                                -----------
                                                                $(4,047,913)
                                                                ===========

Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2004, a permanent difference between book and tax accounting of $1,188,534 was reclassified from accumulated net realized loss on investments and foreign currencies to paid-in capital as a result of the expiration of capital loss carryforward in 2004.

(7) Regarding concentration of credit risk, investing in securities of foreign issuers involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign issuers and in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

(8) At June 30, 2005 there were 7,380,979 shares of $.01 par value common stock outstanding (20,000,000 shares authorized). The shares issued and resulting increase in paid-in capital in connection with reinvestment of distributions during the six months ended June 30, 2005 and for the year ended December 31, 2004 were as follows:

                                     Shares issued   Increase in paid-in capital
                                     -------------   ---------------------------
6 months ended 6/30/05 ...........        3,439                $ 15,019
2004 .............................       66,829                $300,947

                                       7                GLOBAL INCOME FUND, INC.

             Notes to Financial Statements (Unaudited) (concluded)

During June 2004, the Fund issued 1,745,315 shares of common stock in connection with a rights offering of the Fund's shares. Shareholders of record on May 21, 2004 were issued one non-transferable right for each share owned. The rights entitled the shareholders to purchase one new share of common stock for every four rights held. These shares were issued at a subscription price of $4.05. Net proceeds to the Fund were $6,875,737 after deducting total expenses of $192,789. The net asset value per share of the Fund's common shareholders was reduced by approximately $0.21 per share as a result of the share issuance.

                              FINANCIAL HIGHLIGHTS

                                                            Six Months
                                                                           Ended
                                                             June 30,                Years Ended December 31,
                                                               2005      -----------------------------------------------
                                                           (Unaudited)     2004      2003      2002      2001      2000
                                                           -----------   -------   -------   -------   -------   -------
PER SHARE DATA
Net asset value at beginning of period .................     $  4.97     $  5.16   $  5.04   $  5.44   $  5.72   $  5.77
                                                             -------     -------   -------   -------   -------   -------
Income from investment operations:
   Net investment income (a) ...........................         .06         .11       .18       .28       .32       .42
   Net realized and unrealized gain
      (loss) on investments ............................        (.30)        .25       .30      (.18)     (.04)      .11
                                                             -------     -------   -------   -------   -------   -------
Total from investment operations .......................        (.24)        .36       .48       .10       .28       .53
                                                             -------     -------   -------   -------   -------   -------
Dilution from rights offering ..........................          --        (.21)       --        --        --        --
                                                             -------     -------   -------   -------   -------   -------
Less distributions:
   Distributions to shareholders .......................        (.14)       (.25)     (.22)     (.28)     (.36)     (.42)
   Tax return of capital to shareholders ...............          --        (.09)     (.14)     (.22)     (.20)     (.16)
                                                             -------     -------   -------   -------   -------   -------
      Total distributions ..............................        (.14)       (.34)     (.36)     (.50)     (.56)     (.58)
                                                             -------     -------   -------   -------   -------   -------
Net asset value at end of period .......................     $  4.59     $  4.97   $  5.16   $  5.04   $  5.44   $  5.72
                                                             =======     =======   =======   =======   =======   =======
Per share market value at end of period ................     $  4.35     $  4.82   $  5.01   $  4.60   $  4.91   $  4.69
                                                             =======     =======   =======   =======   =======   =======
TOTAL RETURN ON NET ASSET
   VALUE BASIS (b) .....................................       (4.66)%      3.57%    10.22%     0.04%     2.33%     9.05%
                                                             =======     =======   =======   =======   =======   =======
TOTAL RETURN ON MARKET VALUE BASIS (b) .................       (6.92)%      3.45%    17.25%     3.60%    15.94%    19.75%
                                                             =======     =======   =======   =======   =======   =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ............     $33,870     $36,671   $28,712   $27,589   $29,110   $29,783
                                                             =======     =======   =======   =======   =======   =======
Ratio of expenses before loan interest,
   commitment fees, and nonrecurring expenses ..........        1.41%*      1.66%     1.61%     1.44%     1.72%     1.38%
                                                             =======     =======   =======   =======   =======   =======
Ratio of total expenses to average net assets (c) ......        1.41%*      1.67%     1.61%     1.44%     1.73%     2.69%
                                                             =======     =======   =======   =======   =======   =======
Ratio of net investment income to average net assets ...        2.48%*      2.49%     3.54%     5.35%     5.94%     8.31%
                                                             =======     =======   =======   =======   =======   =======
Portfolio turnover rate ................................          12%         97%      146%      162%      160%      259%
                                                             =======     =======   =======   =======   =======   =======

(a)  Computed using average shares outstanding throughout the period.

(b) Total return on market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total return on net asset value basis will be higher than total return on market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on net asset value basis will be lower than total return on market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(c) Ratio after custodian credits was 1.72% and 2.66%, for the years ended December 31, 2001 and 2000. There were no custodian credits for the six months ended June 30, 2005 and for the years ended December 31, 2004, 2003, and 2002.

*    Annualized.

GLOBAL INCOME FUND, INC.               8

--------------------------------------------------------------------------------
The additional information below and on the following pages is supplemental and not part of the financial statements of the Fund.
--------------------------------------------------------------------------------

   BOARD OF DIRECTORS' ANNUAL APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT

The investment management agreement between the Fund and the Investment Manager generally provides that the agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Directors of the Fund who are not parties to the agreement, or interested persons of any such party and (ii) by the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund.

In considering the annual approval of the agreement between the Fund and the Investment Manager, the Board of Directors considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Board for a meeting held in March 2005 to specifically consider the renewal of the agreement. Such information included, among other things, the following: information comparing the management fee of the Fund with those of comparable funds; information regarding Fund investment performance in comparison to a relevant peer group of funds; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager's results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment manager as a result of brokerage allocation; the Investment Manager's management of relationships with the custodian, transfer agent, and fund accountant; the resources devoted to the Investment Manager's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; and the terms of the agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

The Board of Directors also considered the nature, extent, and quality of the management services provided by the Investment Manager. In so doing, the Board considered the Investment Manager's management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the agreement. The Board also took into account the time and attention to be devoted by management to the Fund and the other funds in the Investment Company Complex. The Board evaluated the level of skill required to manage the Fund and concluded that the human resources available at the Investment Manager were appropriate to fulfill effectively its duties on behalf of the Fund.

The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Fund. In this regard, the Board considered the Investment Manager's in-house research capabilities as well as other resources available to the Investment Manager personnel, including research services that may be available to the Investment Manager as a result of securities transactions effected for the Fund and related investment management clients. The Board concluded that the Investment Manager's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

In its review of comparative information with respect to Fund investment performance, the Board received comparative information, comparing the Fund's performance to that of similar peer groups. After reviewing this information, the Board concluded that the Fund has performed within a range that the Board deemed competitive. With respect to its review of investment management fees, the Board considered information comparing the Fund's management fee and expense ratio to those of comparable funds with similar management fee characteristics. This information assisted the Board in concluding that the fee paid by the Fund is within the range of those paid by comparable funds within the fund industry. In reviewing the information regarding

Additional Information                 9                GLOBAL INCOME FUND, INC.

the expense ratio of the Fund, the Board concluded that although the Fund's expense ratio is within a higher range, it is competitive with comparable funds in light of the quality of services received.

In addition to the factors mentioned above, the Board reviewed the level of the Investment Manager's profits in providing investment management and related services for the Fund and for all the funds in the Investment Company Complex. In addition, the Board considered the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Fund and the business reputation of the Investment Manager and its financial resources. The Board concluded that in light of the services rendered, the profits realized by the Investment Manager are not unreasonable.

The Board did not consider any single factor as controlling in determining whether or not to renew the agreement. Nor are the items described herein all the matters considered by the Board. In assessing the information provided by the Investment Manager and its affiliates, the Board also took into consideration the benefits to shareholders of investing in a fund that is part of a family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by counsel, the Board concluded that the approval of the agreement, including the fee structure, is in the interests of shareholders.

                                 PRIVACY POLICY

Global Income Fund, Inc. recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any nonaffiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

                                  PROXY VOTING

The Fund's Proxy Voting Guidelines (the "Guidelines") as well as its voting record for the 12 months ended December 31, 2004, are available without charge, by calling the Fund collect at 1-212-344-6310 and on the SEC's website at http://www.sec.gov. The Guidelines are also posted on the Fund's website at http://www.globalincomefund.net.

                               QUARTERLY HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Internet site at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room. Copies of this information can be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. The Fund's Investment Company Act file number is 811-08025. The Fund makes the information on Form N-Q available to shareholders upon request free of charge by e-mail request to info@globalincomefund.net or by calling the Fund collect at 1-212-344-6310.

GLOBAL INCOME FUND, INC.               10                 Additional Information

                            WWW.GLOBALINCOMEFUND.NET

Visit us on the Internet at www.globalincomefund.net. The site provides information about the Fund including market performance, net asset value (NAV), dividends, press releases, and shareholder reports. For further information, you can email us at info@globalincomefund.net. The Fund is a member of the Closed-End Fund Association (CEFA). Its website address is www.cefa.com. CEFA is solely responsible for the content of its website.

                              MANAGED DISTRIBUTIONS

The Board's current policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid-in capital. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Fund and, to a lesser extent, the actual exchange rate between the U.S. dollar and the currencies in which Fund assets are denominated. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund's fiscal year. Under the U.S. Investment Company Act of 1940, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the fiscal period commencing January 1, 2005, including the distributions paid quarterly, are comprised approximately two-thirds of net investment income and the balance from paid-in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of currencies in which Fund assets are denominated. In January after each fiscal year, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.

                           DIVIDEND REINVESTMENT PLAN

The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the greater of that NAV per share or 95% of that Market Price per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average of the volume weighted average sales prices or, if no sales occurred then the mean between the closing bid and asked quotations, for the shares on the Exchange on each of the five trading days the shares traded ex-dividend on the Exchange immediately prior to such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

Additional Information                 11               GLOBAL INCOME FUND, INC.

                         HISTORICAL DISTRIBUTION SUMMARY

                              Investment Return of
         Period                 Income      Capital     Total
---------------------------   ----------   ---------   ------
6 Months Ended 6/30/05 ....     $0.140     $0.000(a)   $0.140
2004 ......................     $0.245     $0.090      $0.335
2003 ......................     $0.220     $0.140      $0.360
2002 ......................     $0.280     $0.220      $0.500
2001 ......................     $0.360     $0.200      $0.560
2000 ......................     $0.420     $0.160      $0.580
6 Months Ended 12/31/99 ...     $0.230     $0.070      $0.300
12 Months Ended 6/30/99 ...     $0.550     $0.130      $0.680
12 Months Ended 6/30/98 ...     $0.520     $0.320      $0.840

(a) A reclassification of ordinary income and return of capital is likely to occur for the year ended December 31, 2005, although the exact amount is not estimable at June 30, 2005.

                                   STOCK DATA

Price (6/30/05) .............   $4.35
Net Asset Value (6/30/05) ...   $4.59
Discount ....................    5.23%

American Stock Exchange Symbol: GIF Newspaper exchange listings appear under an abbreviation, such as: Glinc

                         2005 DISTRIBUTION PAYMENT DATES

Declaration      Record         Payment
-----------   ------------   ------------
  March 1        March 17       March 31
  June 2         June 16        June 30
  September 1    September 16   September 30
  December 2     December 15    December 30

                                FUND INFORMATION

Investment Manager                 Custodian
CEF Advisers, Inc.                 State Street Bank & Trust Co.
11 Hanover Square                  801 Pennsylvania Avenue
New York, NY 10005                 Kansas City, MO 64105

Independent Registered Public      Stock Transfer Agent and Registrar
Accounting Firm                    American Stock Transfer & Trust Co.
Tait, Weller & Baker               59 Maiden Lane
1818 Market St., Suite 2400        New York, NY 10038
Philadelphia, PA 19103             www.amstock.com
                                   1-800-278-4353

Internet
www.globalincomefund.net
email: info@globalincomefund.net

GLOBAL INCOME FUND, INC.              12                  Additional Information

--------------------------------------------------------------------------------
This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase shares of its own common stock in the open market. These purchases may be made from time to time, at such times and in such amounts as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.
--------------------------------------------------------------------------------

Additional Information                13                GLOBAL INCOME FUND, INC.

GLOBAL INCOME FUND

11 Hanover Square
New York, NY 10005

Printed on recycled paper

GIF-SAR-6/05

Item 2. Code of Ethics.

     Not applicable.

Item 3. Audit Committee Financial Expert.

     Not applicable.

Item 4. Principal Accountant Fees and Services.

     Not applicable.

Item 5. Audit Committee of Listed Registrants.

     Not applicable.

Item 6. Schedule of Investments.

     Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) The Code of Ethics - not applicable for filing of Semi-Annual Reports to Shareholders.

     (a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Global Income Fund, Inc.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: September 7, 2005

                                By:   /s/ Thomas O'Malley
                                   ---------------------------------------------
                                      Thomas O'Malley, Chief Financial Officer

                                Date: September 7, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: September 7, 2005

                                By:   /s/ Thomas O'Malley
                                   ---------------------------------------------
                                      Thomas O'Malley, Chief Financial Officer

                                Date: September 7, 2005